SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549

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                            FORM 8-K

                         CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 29, 2003

                PATRIOT TRANSPORTATION HOLDING, INC.
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      (Exact name of registrant as specified in its charter)



     FLORIDA                  0-17554            59-2924957
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(State or other            (Commission        (I.R.S. Employer
jurisdiction                File Number)       Identification No.)
of incorporation)

1801 Art Museum Drive                              32207
Jacksonville, Florida
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(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:  (904) 396-5733

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  (Former Name or Former Address, if Changed Since Last Report)

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                     CURRENT REPORT ON FORM 8-K

                 PATRIOT TRANSPORTATION HOLDING, INC.

                            July 29, 2003


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits.

         99.1 Press Release dated July 29, 2003.


ITEM 9.  REGULATION FD DISCLOSURE

         On July 29, 2003, Patriot Transportation Holding, Inc. (the "Company") issued a press release announcing its fiscal 2003 second quarter earnings. A copy of the press release is furnished as Exhibit
99.1. Although the press release erroneously is dated August 6, 2003, it was issued on July 29, 2003.

         The information contained in this report is being furnished pursuant to Item 9, Regulation FD Disclosure, and Item 12, Disclosure of Results of Operations and Financial Condition.



                               SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

                               PATRIOT TRANSPORTATION HOLDING, INC.


Date:  July 29, 2003           By: /s/ Ray M. Van Landingham

                                       ------------------------------
                                       Ray M. Van Landingham
                                       Vice President, Finance and
                                       Administration and Chief
                                       Financial Officer

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                              EXHIBIT INDEX


Exhibit No.
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
99.1            Press Release dated July 29, 2003 issued by
                Patriot Transportation Holding, Inc.



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